UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 22, 2021

HarborOne Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-38955	81-1607465
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number

770 Oak Street, Brockton, Massachusetts 02301

(Address of principal executive offices)

(508) 895-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	HONE	The NASDAQ Stock Market, LLC

Item 8.01	Other Events

On April 16, 2021, HarborOne Bancorp, Inc. (the “Company”) filed its Definitive Proxy Statement on Schedule 14A in connection with the solicitation of proxies by the Board of Directors (the “Board”) for use at the Company’s 2021 annual meeting of shareholders, to be held virtually on May 26, 2021.  The Board committee membership table on page 15 of the Definitive Proxy Statement incorrectly identified Joseph F. Barry as the Chair of the Nominating and Governance Committee.  Joseph F. Barry is the Chair of the CRA Committee, and Michael J. Sullivan, Esq. is the Chair of the Nominating and Governance Committee.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

Number	Description

104	Cover Page Interactive Data File (formatted as inline XBRL)

EXHIBIT INDEX

Number	Description

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

3

HARBORONE BANCORP, INC.

	By:	/s/ Linda H. Simmons

	Name:	Linda H. Simmons
	Title:	Executive Vice President and
Chief Financial Officer

Date: April 22, 2021